July 1, 2023
Summary
Prospectus
Victory Precious Metals and Minerals Fund (Formerly USAA® Precious Metals and Minerals Fund)
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USAGX	UIPMX	UPMMX	—	—
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated July 1, 2023, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictoryFunds.com.
You also may obtain this information at no cost by calling (800) 235-8396 or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
Victory Capital Management Inc. and its affiliates are not affiliated with United Services Automobile Association or its affiliates (USAA). USAA and the USAA logo are registered trademarks of USAA.
vcm.com
(800) 235-8396

Victory Precious Metals and Minerals Fund Summary
Investment Objective
The Victory Precious Metals and Minerals Fund (the “Fund”) seeks long-term capital appreciation and to protect the purchasing power of your capital against inflation.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more Victory Funds. More information about these and other discounts is available under Investing with the Victory Funds on page 22 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your financial intermediary.
Shareholder Fees
(fees paid directly from your investment)
	Fund Shares	Institutional Shares	Class A
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sales price)	None	None	None[1]
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Institutional Shares	Class A
Management Fee	0.73%[2]	0.73%[2]	0.72%[2]
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.45%	0.38%	0.42%
Total Annual Fund Operating Expenses	1.18%[3]	1.11%[3]	1.39%[3]
Fee Waiver/Expense Reimbursement	0.00%[4]	(0.13%)[4]	(0.08%)[4]
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.18%[4]	0.98%[4]	1.31%[4]
1 A contingent deferred sales charge of 0.75% may be imposed on Class A with respect to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.
2 The management fee (which is equal to an annualized rate of 0.75% of the Fund’s average daily net assets) may fluctuate by share class (increase or decrease by up to +/- 0.06% of the average nets assets of a share class) based on the share class’ performance relative to the Lipper Precious Metals Equity Funds Index. Assets and performance are each measured over a rolling 36-month period (or number of months since the date of the investment advisory agreement, if shorter). See Organization and Management of the Fund section for a description of the performance adjustment.
3 Total Annual Fund Operating Expenses have been restated to reflect current expenses.
4 Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 1.27% of the Fund Shares, 1.00% of the Institutional Shares, and 1.34% of the Class A shares through at least June 30, 2024. The Adviser is permitted to recoup fees waived and expenses reimbursed for up to three years after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.

Victory Precious Metals and Minerals Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$120	$375	$649	$1,432
Institutional Shares	$100	$340	$599	$1,340
Class A	$701	$982	$1,285	$2,141
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
On June 29, 2022, the Board of Trustees of the Fund approved a change in fiscal year end of the Fund from May 31 to February 28. For the fiscal year ended May 31, 2022, the Fund's portfolio turnover was 8% of the average value of its portfolio. For the period June 1, 2022, to February 28, 2023, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategy
The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies (including those located in emerging markets) principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political

Victory Precious Metals and Minerals Fund Summary
conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Natural Resource and Precious Metals Risk – Because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals and natural resources industries, there are additional risks involved in investing in the securities of companies in these industries. The natural resources and precious metals and minerals industries can be significantly affected by global economic, financial, and political developments. Investments related to natural resources and precious metals and minerals may fluctuate in price significantly over short periods of time. However, because the market action of such securities has tended to move independently of the broader financial markets, the addition of these securities to a portfolio may reduce overall fluctuations in portfolio value.
Non-Diversification Risk –The Fund is non-diversified, which means that it may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.
Large Shareholder Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 education savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Victory Precious Metals and Minerals Fund Summary
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index, an additional broad-based securities market index with investment characteristics similar to the Fund, and an index of funds with similar investment objectives.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund’s Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares, but not any differences in the fees and expenses.
Calendar Year Returns for Fund Shares

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	58.45%	June 30, 2020
Lowest Quarter	-36.50%	June 30, 2013

Year-to-date return	11.76%	March 31, 2023

Victory Precious Metals and Minerals Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	-11.81%	4.58%	-4.10%
FUND SHARES After Taxes on Distributions	-11.83%	4.57%	-4.30%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	-6.67%	3.65%	-3.02%
INSTITUTIONAL SHARES Before Taxes	-11.66%	4.82%	-3.84%
CLASS A Before Taxes	-17.04%	3.23%	-4.77%
Indices
MSCI All-Country World Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	-18.36%	5.23%	7.98%
MSCI ACWI Gold Miners IMI Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	-15.07%	5.04%	-3.98%
Lipper Precious Metals Equity Funds Index reflects no deduction for taxes	-13.20%	4.14%	-3.13%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.  Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, VictoryShares and Solutions	Since 2019
Lance Humphrey, CFA	Portfolio Manager, VictoryShares and Solutions	Since 2021
Elie Masri	Portfolio Manager, VictoryShares and Solutions	Since 2021

Victory Precious Metals and Minerals Fund Summary
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares	Class A
Minimum Initial Investment	$3,000	$1,000,000	$2,500
Minimum Subsequent Investments	$50	None	$50
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43210-2593. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A shares, a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (“IRAs”), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593
98054-0723